UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)             August 15, 2007
________________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) Effective August 15, 2007, the Board of Directors elected Craig A. Conway as a director of Unisys Corporation. Mr. Conway, 52, served as President and Chief Executive Officer of PeopleSoft, Inc. from 1999 until 2004. He is also a former President and Chief Executive Officer of One Touch Systems Inc. and of TGV Software, Inc. and has served in senior management roles at Oracle Corporation. Mr. Conway is also a director of Salesforce.com, Inc. and Kazeon Systems, Inc.

Mr. Conway has not yet been named to any board committee. He has no material relationship with Unisys. For a general description of compensation related to board service, see "Compensation of Directors" in the company's 2007 proxy statement. Mr. Conway has not yet been granted any restricted stock units in connection with his election as a director.



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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: August 21, 2007                             By: /s/ Patricia A. Bradford
                                                      -------------------------
                                                      Patricia A. Bradford
                                                      Senior Vice President,
                                                      Worldwide Human Resources
                                                      and Training